W&T Offshore, Inc.

August 2007 Marketing

W&T OFFSHORE
INCORPORATED

Forward-Looking Statement Disclosure

This presentation, contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements give our current expectations or forecasts of future events. They include statements regarding our future operating and financial performance. Although we believe the expectations and forecasts reflected in these and other forward-looking statements are reasonable, we can give no assurance they will prove to have been correct. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. You should understand that the following important factors, could affect our future results and could cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements relating to: (1) amount, nature and timing of capital expenditures; (2) drilling of wells and other planned exploitation activities; (3) timing and amount of future production of oil and natural gas; (4) increases in production growth and proved reserves; (5) operating costs such as lease operating expenses, administrative costs and other expenses; (6) our future operating or financial results; (7) cash flow and anticipated liquidity; (8) our business strategy, including expansion into the deep shelf and the deepwater of the Gulf of Mexico, and the availability of acquisition opportunities; (9) hedging strategy; (10) exploration and exploitation activities and property acquisitions; (11) marketing of oil and natural gas; (12) governmental and environmental regulation of the oil and gas industry; (13) environmental liabilities relating to potential pollution arising from our operations; (14) our level of indebtedness; (15) timing and amount of future dividends; (16) industry competition, conditions, performance and consolidation; (17) natural events such as severe weather, hurricanes, floods, fire and earthquakes; and (18) availability of drilling rigs and other oil field equipment and services.

We caution you not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation or as of the date of the report or document in which they are contained, and we undertake no obligation to update such information. The filings with the SEC are hereby incorporated herein by reference and qualifies the presentation in its entirety.

Cautionary Note to U.S. Investors

The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. U.S. Investors are urged to consider closely the disclosure in our Form 10-K for the year ended December 31, 2006, available from us at Nine Greenway Plaza, Suite 300, Houston, Texas 77046. You can obtain these forms from the SEC by calling 1-800-SEC-0330.

Company Highlights

W&T OFFSHORE INCORPORATED

Reserve Data (as of 12/31/06)	
Proved Reserves (Bcfe)	735
Proved Developed Reserves (Bcfe)	479
Proved Developed %	65%
Natural Gas %	55%

Highlights	
Ticker	WTI (NYSE)
Initial Public Offering	January 2005
Employees	250
Market Capitalization ($ in MMs) [1]	$1,634

Field Statistics (as of 12/31/06)	
# of Producing Fields w/WI	158
Appox. Acreage (Gross/Net)	2.0 million/1.1 million
% Held-by-Production	70%

Key Financials ($ in MMs)	
2006 Revenue	$800
2006 EBITDA	$642
EBITDA Margin %	80%
2006 CAPEX	$589

Current Production (as of 8/2/07)	
Average Daily Production (MMcfe)	305 +/- [2]
Natural Gas %	64%
Operated Production %	67%

1 *Market capitalization as of August 17, 2007*

2 *3rd party pipeline deferrals of 17 MMcfe/d, due to operational issues occurring on 8/3/07, are not included in this figure. Downtime was 14 days*

W&T's Business Strategy

- Strong emphasis on cash flow returns and generation
- Increase reserves and revenue through the drill bit and by acquisition
- Continued focus on offshore Gulf of Mexico
  - Conventional shelf – primary focus
  - Deep Shelf and Deepwater – secondary focus
- Numerous acquisition opportunities exist today
  - Competitors continue to divest GOM assets
  - Assets are not leaving basin, just changing hands
- Acreage will be King!
  - Many companies have "left or are leaving" the shelf
  - Held by production acreage is best
- Maintain financial discipline

Winning Acquisition Strategy

Key to our successful acquisition strategy is our ability to ***target under-exploited assets***

Key Acquisition Factors	Kerr-McGee Example
1. Cash Flow	KMG has strong production rates, including several behind pipe, workover projects identified
2. "Bank-ability"	68% of reserves were proved developed Bank group underwrote the entire $1.34B transaction
3. Identified Upside	Five years of drilling prospects identified Many prospects "leftover" from KMG's Westport transaction Many prospects identified by independent consulting firm
4. Neglected properties	Minimal staff and expenditures for 1 million acres = under-exploited assets!!

Dollars - Report Card

Value created from 5 Major Transactions since 1999
($ in millions)

Probable and Possible:
Probable: 102 Bcfe $423 MM PV-10
Possible: 126 Bcfe $424 MM PV-10



$1,500
$1,250
$1,000
$750
$500
$250
$0
-$250
-$500
-$750
-$1,000
Aggregate Transaction Cost
-$188
$907
Cumulative Revenue less Expenditures and Transaction Cost
$1,386
PV-10 Value at 12/31/06

Note: Excludes Kerr-McGee transaction.

KMG from close to 06/30/07
($ in millions)

Probable and Possible: 499 Bcfe



$1,500
$1,250
$1,000
$750
$500
$250
$0
-$250
-$500
-$750
-$1,000
Aggregate Transaction Cost
-$1,062
Cumulative Revenue less Expenditures and Transaction Cost
-$874
$746
PV-10 Value at 12/31/06

Approximate Revenues and Costs at 6/30/07

Reserves Overview

W&T OFFSHORE
INCORPORATED

Proved Reserve Geographic Diversification


Total Proved
East 20%
West 29%
Central 51%
Houston
Proved Developed
East 23%
West 40%
Central 37%
Our geographic diversity provides additional protection during a hurricane.
Western
Central
Eastern
Metairie
W. Cameron
High Island
Galveston
Brazos
E. Cameron
Vermilion
Eugene Island
Ship Shoal
South Timbalier
Grand Isle
West Delta
Mobile
Viosca Knoll
Main Pass
Main Pass S. and E.
S. Pass E. Add
Mississippi Canyon
Ewing Bank
Mustang Island
East Breaks
Garden Banks
Green Canyon
Atwater Valley
> 300 Miles
> 650 Miles

Top Fields – Proved Reserves

Top 10 Fields Account for:
50% Proved Reserves
44% Proved PV-10
32% Current Production



Houston
Metairie
HI 177
WC 180
MP 108
MO 823
WD 30
EC 321
SS 349
Green Canyon 82
ST 41*
BA A133*
Mobile
Viosca Knoll
Main Pass
Main Pass S. and E.
S. Pass E. Add
West Delta
Grand Isle
South Timbalier
Ship Shoal
Eugene Island
Vermilion
E. Cameron
W. Cameron
High Island
Galveston
Brazos
Matagorda Island
Mustang Island
East Breaks
Garden Banks
Green Canyon
Ewing Bank
Mississippi Canyon
Atwater Valley

*Acquired from Kerr-McGee

W&T OFFSHORE INCORPORATED

Production Overview

W&T OFFSHORE INCORPORATED

Recent Production Issues

- On July 13, 2007, we announced revised full-year production guidance

- The significant contributors to the revision are:
  - MC 718 "Pluto" – delay in shift of sleeve
  - EW 989 "Cypress" – completion sanded up on June 25, 2007
    - Work program under evaluation
  - EI 205 C-4ST – completion watered out earlier than forecast

- Recently on August 3, 2007, a non-operated pipeline ruptured and forced 14 days of deferred production in the Main Pass Area
  - Production was restored as of August 17, 2007

- Despite the production issues, the Company is comfortable with 3rd quarter and full-year guidance

Production Timing

- Current timing adjustments have been both favorable and unfavorable
  - Seven projects had favorable timing adjustments from revised March 2007 forecast
  - Several unfavorable adjustments are due to weather

Original forecast (November 2006)
Revised forecast (March 2007)
Current timing adjustments (July 2007)

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sept	Oct	Reason for Delay
Main Pass 108 #7	Original						Revised				Pipeline Integrity
East Cameron 321		Original	Revised								Sales Pipeline Repairs
Ewing Bank 949 #2ST3		Original	Revised								Start-up as originally scheduled
Grand Isle 3 #1		Original	Revised								Start-up as originally scheduled
South Timbalier 299		Original					Revised		Current		Host Processor Construction
Vermilion 171, SM 29		Original		Current	Revised						Rig Scheduling
Main Pass 108 A-7			Original		Current	Revised					Equipment Availability
Ship Shoal 149 G-7			Original		Current		Revised				Rig Scheduling
East Cameron 338, 349, 368				Original					Revised		Underwater Platform Repairs
Ewing Bank 989 #1				Original	Revised						Start-up as originally scheduled
High Island 24L #1 (SL106410)				Original					Revised	Current	Project Scope/Weather
Main Pass 185 #1, Main Pass 163				Original					Revised	Current	Partner delays
Mississippi Canyon 718 (Pluto)				Original		Revised		Current			Better Reservoir Performance
Bay Junop					Original				Revised		Regulatory Permitting
Galveston 303 #7					Original	Revised					Start-up as originally scheduled
Mobile Bay 824					Original	Revised	Current				Host Processor Construction
High Island 24L #1 (SL107044)							Original		Revised	Current	Project Scope/Weather

Production Visibility

- Only includes recent exploration and development projects.
- Does not include any incremental production from recently announced exploration drilling programs.

Project Name	Category	WI	(MMcfe/day) Q3 2007	Q4 2007
Mobile Bay 824	Shelf	100%	2.8	
South Timbalier 299	Shelf	25 - 100%	4.0	
Bay Junop (aka "King Lake")	Deep Shelf	100%	18.0	
High Island 24L	Shelf	25%		19.0
Main Pass 185	Shelf	33%		4.7
New Production (MMcfe/day)			24.8	23.7
Total New Production (MMcfe/day)				48.5

Production growth



Bcfe
140.0
120.0
100.0
80.0
60.0
40.0
20.0
0.0
Oil & NGLs
Gas
27% CAGR 2000-2006
25% production growth at mid-point of range for 2007
23.8
11.4
12.4
42.3
13.9
28.4
54.2
14.8
39.4
79.0
26.2
52.8
82.4
29.1
53.3
71.1
24.5
46.6
99.2
38.8
60.4
4Q 28.0 – 36.2
3Q 27.5 – 29.7
Actual 2Q – 31.2
Actual 1Q – 32.1
Full-Year Guidance 121 - 127
2000
2001
2002
2003
2004
2005 (1)
2006 (2)
2007E

1 2005 production does not included 17.4 Bcfe of deferral caused by severe hurricanes.
2 2006 Production does not included 7.8 Bcfe of deferral remaining from severe hurricanes in 2005.

Drilling Overview

W&T OFFSHORE
INCORPORATED

Development Drilling



2000 – 2006 Overall Drilling success: 38 of 42, 90% success rate
Gross Wells
9
8
7
6
5
4
3
2
1
0
67%
86%
100%
86%
100%
86%
100%
100%
1
1
1
1
2
6
3
6
7
6
8
2
2000
2001
2002
2003
2004
2005
2006
2007
Successful
Non-Commercial
% Successful

W&T OFFSHORE INCORPORATED

Exploration Drilling


2000-2006 Overall Drilling success: 96 of 123, 78% success rate
Gross Wells
35
30
25
15
10
5
0
100%
100%
75%
83%
66%
77%
75%
100%
2008?
1999 EEX, Vastar, Amoco Transactions
2002 Burlington Transaction
2006 Kerr-McGee Transaction
11
2
2
5
7
5
18
6
10
21
17
19
2
10 - 13 Well Program for 2nd Half 2007
2000
2001
2002
2003
2004
2005
2006
2007E
Successful
Non-Commercial
% Successful

W&T OFFSHORE INCORPORATED

Recent Events

W&T OFFSHORE INCORPORATED

2007 Capital Expenditures Program

- W&T has budgeted $453 million for capital in 2007

($ in Millions)	2006	Original 2007	Additions	Revised 2007
Exploration	$ 252	$ 133	$ 52	$ 185
Development	301	193	43	236
Seismic	35	27	5	32
Total Capital Budget	$ 588	$ 353	$ 100	$ 453

- We have budgeted for 10-13 exploration wells to be drilled in the second half of 2007
  - 6-9 are conventional shelf wells, two are on the deep shelf, and two are in the deepwater
  - At mid-year 2007, we spent $130.6MM on Development activities and $48.2MM on Exploration activities and $15MM on seismic

Note: $38 million in 2006, $105 million in original 2007, and $105 million in revised 2007 is included in our budget for major expense items that are not considered capital but are included in our LOE guidance

2007 Exploration & Development
+
Near-Term Exploration & Development Plans

W&T OFFSHORE
INCORPORATED

Projects for 2007


WEST CAMERON 181 – KMG
Drilling completed 1Q 2007
SOUTH TIMBALIER 41 B-3 - KMG
HIGH ISLAND 22 - KMG
Online 1Q 2007
VERMILION 331
Online 2Q 2007
HIGH ISLAND 24L
Drilling completed 1Q 2007
HIGH ISLAND AREA
MAIN PASS AREA
6-9 Well Program for 2007/2008
GREEN CANYON AREA
SHIP SHOAL AREA – KMG
7-10 Well Program for 2007/2008
GREEN CANYON 82
Exploration
Development
Mobile
Viosca Knoll
Main Pass
Main Pass S. and E.
Grand Isle
West
W. Cameron
E. Cameron
Eugene Island
Ship Shoal
High Island
Brazos
Matagorda Island
Mustang Island
Mississippi Canyon
Ewing Bank
East Breaks
Garden Banks
Green Canyon
Atwater Valley

W&T OFFSHORE
INCORPORATED

Operated Rig Analysis

Our 2nd half 2007 drilling plan includes approximately 10 – 13 wells

Rig types by level of complexity

Barge	Platform	Jack-Ups	Specialty J/U	Semi Submersible	Drillship
<2000 HP	<1000 HP	Workover	Tarzan	2 Gen	<5000'
>2000 HP	>1000 HP	200' - 250' Mat Slot	Gorilla	3 Gen	>5000'
		200' - 300' Independent Leg Cantilever	Super Gorilla	4 Gen	
		200 - 300' Mat Cantilever	Submersible	5 Gen	
		300' Independent Leg Slot			
		250' Slot Rig			
		300' - 350' Slot			
		350' + Slot			

Types of rigs necessary for proposed 2nd half 2007 drilling program.

Green Canyon 82 – Healey Overview

- 2 W&T operated wells drilled to date
  - Healey #1 (2006)
  - Healey #3 (2006/2007)
- 5 Primary Reservoirs
  - 9,450' Oil
  - 10,900' Gas
  - 11,200' Gas
  - 11,300' Oil
  - 12,250' Oil
- For primary reservoirs only - 3P Total – 260 Bcfe
- 7 Additional Prospects have a total unrisked exploratory potential of about 219 BCFE
- Healey #4 began drilling July 2007
  - Progress interrupted by loop/eddy currents, rig moved off location
  - 22" casing set at 3,920' – just above the first of four potential exploratory objectives
  - Anticipate return to drilling in 4th quarter 2007
- Potential Development options are currently being evaluated pending Healey #4 results

Seismic Courtesy of PGS


#4 Proposed
#3
#1
12500
13000
12000

W&T OFFSHORE INCORPORATED

High Island 22/24 area

- **High Island 24 Area**
- 25% W&T working interest
- 40 feet of water depth
- Initial discovery well drill Sept 2006
  - 500' gross pay- 300' net gas
  - Initial production test – 49 MMcfe/day gross
- Successful offset well completed in March 2007
  - 470' gross pay – 200' net gas
  - Initial production test – 52 MMcfe/day gross
- First production anticipated Oct 2007



- **High Island 22**
- 100% W&T Working Interest
- Former Kerr-McGee property
- Successfully drilled & completed B-3ST in January 2007
- Current Rate of 6.0 MMcfe/day gross

“From Evaluation to Implementation …”

W&T OFFSHORE INCORPORATED

Ship Shoal Area

- **Ship Shoal Program 1**
  - Approximately 40% W&T working interest
  - 5 Drilling locations proposed for 2007-2008
  - All drilled from existing platform with existing production facilities
  - First drilling to begin 4th quarter 2007
  - Total net unrisked exploration potential of 44 Bcfe

- **Ship Shoal Program 2**
  - Large acreage position covering Deep Shelf exploration and Salt Dome flank prospects
  - Potential exploration drilling in 2008-2009


SS

Ship Shoal 300 Area

- Former Kerr-McGee Property
- W&T operated with 75% Working Interest
- 250-300 Feet Water Depth
- 7-10“In-Field” Exploration Prospects Proposed 2007-2008
- Moderate Drilling Depths: 2300’ TVD to 12,200’ TVD
- First Drilling to begin Sept 2007
- Total Net Unrisked Exploration Potential of 70 Bcfe
- Most drilled from platforms with existing production facilities


A7
A5
A11
B3 ST1
A-1 ST1
A3 ST1
A3 st1
A1 st1
2310
2315
4103
2238

Main Pass/Viosca Knoll Area

- 6-9 well program in 2007/2008, most drilled from platforms with existing production facilities
- Total Net Unrisked Exploration Potential – 154 Bcfe


Viosca Knoll
MP

- Recent new state-of-the-art 3-D seismic acquisition
- 68 blocks acquired over concentration of former Kerr-McGee Main Pass acreage

Seismic Coverage

- Goal is to obtain a continuous 3-D database covering all W&T properties
- Recent new 3-D seismic acquisition
  - 660 blocks of SEI 3-D across offshore Texas
  - 68 blocks of WesternGECO/GPI across Mass Pass
- New seismic is already showing results on W&T and KMG properties



5,400 blocks of 3-D coverage

Over 35 million acres of seismic data

W&T OFFSHORE INCORPORATED

18 Months of Potential Drilling Prospects for Budgeting Consideration

- Un-risked Potential: 848 Bcfe
- Risked Potential: 445 Bcfe
- 27 of 50 Prospects from Kerr-McGee

		Reserves (Bcfe)
(red circle)	39 Shelf	371
(green circle)	9 Deep Shelf	315
(purple circle)	2 Deepwater	162



Houston
Metairie
Mobile
Viosca Knoll
Main Pass
Main Pass S. and E.
Grand Isle
West Delta
S. Pass E. Add
W. Cameron
E. Cameron
Vermilion
Eugene Island
Ship Shoal
South Timbalier
Ewing Bank
High Island
Galveston
Brazos
Matagorda Island
Mustang Island
Mississippi Canyon
East Breaks
Garden Banks
Green Canyon
Atwater Valley

W&T OFFSHORE INCORPORATED

Liquidity and Discretionary Cash Flow

($ in thousands)

Liquidity		6/30/2007
Cash on Hand		$ 102,090
Undrawn Revolver		300,000
Total Liquidity		402,090

Non-Discretionary Items *	1H2007	2H2007E
Interest Expense	$ (33,442)	(33,442)
Development CAPEX	(130,600)	(105,400)
P&A	(13,000)	(27,000)
Total Non-Discretionary Items	$ (177,042)	(165,842)
Exploration CAPEX	$ (48,200)	(136,800)
Liquidity less above items		$ 99,448
Adjusted EBITDA	$ 376,162	?
Discretionary Cash Flow		?

*Does not include cash taxes or amortization of Term B

Note: 2H2007E is for illustrative purposes and may not reflect actuals

W&T OFFSHORE INCORPORATED

Conclusions

- High cash-on-cash return
- Superior Metrics vs. Peers
  - W&T trading at a discount to NAV
- Proven Track-Record of Acquiring and Exploiting
  - Opportunity and size of Future Transactions
- Large inventory of prospects
- Favorable Oil:Gas Mix in Volatile Times
- Acceptable Debt Levels
- Capital Market Access

Reconciliation of Net Income to EBITDA

The following table presents a reconciliation of our consolidated net income to consolidated EBITDA to Adjusted EBITDA:

	Year Ended December 31,							Six Months Ended June 30,
	2000	2001	2002	2003	2004	2005	2006	2007
($ in thousands)								
Net income	$ 48,204	$ 63,569	$ 2,049	$116,582	$149,482	$189,023	$ 199,104	$ 58,550
Income taxes	--	--	52,408	61,156	80,008	101,003	107,205	30,162
Net interest expense (income)	4,918	3,902	3,001	2,229	1,842	(1,601)	11,261	19,408
Depreciation, depletion, amortization and accretion	29,775	65,293	89,941	143,692	164,808	183,833	337,627	250,245
EBITDA	$ 82,177	$132,764	$147,399	$323,659	$396,140	$472,258	$ 655,242	$ 358,365
Loss on extinguishment of debt	--	--	--	--	--	--	--	2,806
Unrealized derivatives loss (gain)	--	--	--	--	--	--	(13,476)	14,991
Adjusted EBITDA	$ 82,177	$132,764	$147,399	$323,659	$396,140	$472,258	$ 641,766	$ 376,162

EBITDA is defined as net income plus income tax expense, net interest (less income) expense, depreciation, depletion, amortization and accretion. Although not prescribed under GAAP, we believe the presentation of EBITDA is relevant and useful because it helps our investors understand our operating performance and makes it easier to compare our results with those of other companies that have different financing, capital or tax structures. EBITDA should not be considered in isolation from or as a substitute for net income, as an indication of operating performance or cash flows from operating activities or as a measure of liquidity. EBITDA, as we calculate it, may not be comparable to EBITDA measures reported by other companies. In addition, EBITDA does not represent funds available for discretionary use. "Adjusted EBITDA" excludes the unrealized gain or loss related to open derivative contracts and the loss on extinguishment of debt. Adjusted EBITDA excludes certain items that management believes affect the comparability of operating results.

W&T Offshore, Inc.

August 2007 Marketing